UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

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Insys Therapeutics, Inc.
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On May 1, 2018, management of Insys Therapeutics, Inc. presented the following materials to representatives of the Voting Committee associated with Insys Voting Trust, for which Bessemer Trust Company is acting as trustee.

Nasdaq: INSY Presentation to Insys Voting Trust May 2018 ATTORNEY WORK PRODUCT – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FRE 408 AND  410 FOIA EXEMPT BUSINESS CONFIDENTIAL/CONFIDENTIAL  COMMERCIAL AND FINANCIAL INFORMATION/ TRADE  SECRETS insys therapeutics, inc

Today's Objectives

Schedule	Agenda Item	Presenter
9:00am – 9:30am	❑ Introductions	All
9:30am – 11:00am	❑ An Overview of Insys ❑ Background, New Vision & Strategic Plan ❑ Board Reconstitution ❑ Business Update ❑ Stabilizing Subsys ❑ Advancing Pipeline	S. Motahari
11:00am – 11:30am	❑ Compliance Update	S. Emmanuel
11:30am – 12:00pm	❑ Corporate Governance Overview ❑ Legal Proceedings Update ❑ Board and Committees ❑ SEC Reporting Obligations ❑ Overview of Corporate Matters ❑ Recently Adopted Clawback ❑ Diligent Repository Website	F. Del Fosse
12:00pm – 12:30pm	❑ Working Lunch and Q&A	All
12:30pm-1:00pm	❑ Voting Committee Deliberation	Voting Committee Members

ATTORNEY WORK PRODUCT – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FRE 408 AND 410
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2

Saeed Motahari - President & CEO 26-year veteran of the life sciences industry Over 16 years at Abbott/Abbvie and Bristol-Myers Squibb Abbott/Abbvie: -10 years Led U.S. Specialty Brands – New Launches P&L responsibility for Specialty Franchises in the Renal, Oncology, Endocrinology, Acute Care, Virology and Neuroscience therapeutics areas Bristol-Myers Squibb: - 6 years Led various commercial organizations in managed care, commercial operations, global analytics Other professional experience PSL Consulting Group ( Montreal Canada) - 4 years Purdue Pharma: Commercial – 3 years Hoffmann-La Roche: New Product Planning – 2 years BS in Biology and holds a Master’s of Business degree from Concordia University, Montreal, Canada ATTORNEY WORK PRODUCT – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FRE 408 AND  410FOIA EXEMPT BUSINESS CONFIDENTIAL/CONFIDENTIAL  COMMERCIAL AND FINANCIAL INFORMATION/ TRADE  SECRETS

INSYS Background

INSYS THERAPEUTICS, INC

- **Specialty pharmaceutical company based in Arizona**
- **Founded in 2002**
- **Two FDA-approved products available in U.S.:**
  - SUBSYS® (fentanyl sublingual spray) launched in 2012
  - SYNDROS® (dronabinol) oral solution launched in 2017
- **R&D in AZ; state of art manufacturing in TX**
  - ~$250M invested over last 6 years in R&D
  - ~$14M invested over the last 2 years in manufacturing
- **Over 320 employees:**
  - One-third (120) focused on R&D and related manufacturing
  - 30% of R&D employees have Ph.D. or M.D.
  - 157 employees across the commercial organizational
- **Deep and well differentiated pipeline across 2 platforms**



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4

Strategic Roadmap & Key Priorities Our Vision… Improve the quality of patient care by building a specialty pharmaceutical company focused on cannabinoids and novel drug delivery systems that address unmet patient needs. Our Priorities… Resolve Government Investigations & Rebuild Reputation Strengthen the Foundation & Enhance Execution Stabilize the Current Business Advance and Develop Diverse Pipeline to Drive Future Growth Strong Culture of Compliance ATTORNEY WORK PRODUCT – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FRE 408 AND  410 FOIA EXEMPT BUSINESS CONFIDENTIAL/CONFIDENTIAL  COMMERCIAL AND FINANCIAL INFORMATION/ TRADE  SECRETS

New Vision--Shifted Organizational Focus from Opioids to Cannabinoids

INSYS THERAPEUTICS, INC.

2016 Pipeline-Opioid Focused

PROJECT	DISEASE STATE	PRE-CLINIC	PHASE 1	PHASE 2	PHASE 3	SUBMIT	APPROVAL
Sublingual Sprays							
Subsys Label Expansion	Opioid naive and Cancer indications	Dose Ranging Studies Ongoing					
Buprenorphine Sublingual Spray	Acute Pain	Initiate Phase 3 1H 2016					
Buprenorphine Sublingual Spray	Chronic Pain	Initiate Phase 3 2H 2016					
Buprenorphine / Naloxone Sublingual Spray	Opioid Dependence	Bioavailability Study Ongoing					
Naloxone Sublingual Spray	Opioid Antagonist	Bioavailability Study Ongoing					
Ondansetron Sublingual Spray	Nausea and Vomiting in Cancer Chemotherapy	In Development					
Cannabinoids							
Syndros	(i) CINV & (ii) Appetite Stimulation in AIDS Patients' indication	NDA Filed- June 1 2015; PDUFA Date- April 1,2016					
Cannabidiol	(i) Dravet Syndrome (ii) Lennox-Gastaut Syndrome and (iii) Infantile Spasms	PK Study in refractory epilepsy Ongoing					
Liposomal							
Liposomal Encapsulated Paclitaxel (LEP)	(i) Gastric Cancer and (ii) Cervical Cancer	Initiate Ph2 Studies 2H 2016					

2018 Pipeline

	Drug Candidate	Disease State	Pre-Clinical	Phase 1	Phase 2	Phase 3	Submit	Approval
CANNABINOIDS	Cannabidiol Oral Solution (CBD)	(i) Childhood Absence Epilepsy	POC Initiated					
		(ii) Infantile Spasms						
		(iii) Prader Willi Syndrome	In Development			Fast Track Designation Granted Dec 2017		
	Dronabinol Inhalation	(i) Anorexia in Cancer Patients	In Dev					
		(ii) Agitation in Alzheimer's Disease	In Dev					
SPRAYS	Buprenorphine Sublingual Spray	Moderate to Severe Pain	Phase 3 Completed					NDA Accepted Dec 2017
	Naloxone Nasal Spray	Opioid Overdose	PK Study Completed				End of Phase II FDA meeting Feb 2018	
	Epinephrine Nasal Spray	Anaphylaxis Reaction	POC Initiated					
	Buprenorphine / Naloxone Sublingual Spray	Opioid Dependence	In Dev					
	Rizatriptan Nasal Spray	Migraine	In Dev					

ATTORNEY WORK PRODUCT – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FRE 408 AND 410
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6

1. Our priorities resolve government investigations and rebuild reputation 2. strengthen the foundation & enhance execution 3. stabilize the current business 4. advance and develop diverse pipeline to drive future growth strong culture of compliance Focusing on 2 Key elements: People- position people with the right character, integrity and strong competencies in key roles Capabilities and Processes-  adequate protocols and systematic processes in place ATTORNEY WORK PRODUCT – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FRE 408 AND  410FOIA EXEMPT BUSINESS CONFIDENTIAL/CONFIDENTIAL  COMMERCIAL AND FINANCIAL INFORMATION/ TRADE  SECRETS

Building A Strong Foundation (cont.) Finance Replaced Chief Financial Officer, Controller and other key finance positionsAddressed material weaknesses and significant deficiencies (sales allowances and inventory management)Established an Sales and Operations Planning (S&OP) process attended by CEO, CFO and all leaders in commercial, manufacturing, and compliance Compliance Performed Initial due diligence before startingFollowed-up with multi-discipline gap assessmentEnsuring proper resources devoted to Compliance and LegalIndependent external audit of clinical processesExpecting senior executives to set the proper tone within their functionsEnsure regular communication with CEO and Board ATTORNEY WORK PRODUCT – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FRE 408 AND  410FOIA EXEMPT BUSINESS CONFIDENTIAL/CONFIDENTIAL  COMMERCIAL AND FINANCIAL INFORMATION/ TRADE  SECRETS Andy LongChief Financial Officer Andrece Housley Sr. Director,  Controller Summer Howard, CPASr. Manager of SEC Reporting& SOX Summer Howard, CPASr. Manager of SEC Reporting& SOX Sr. Manager, Tax  Brian Durand Sr. Director, Strategic Sourcing

Building A Strong Foundation (cont.)

INSYS THERAPEUTICS, INC

Commercial

- **Hired new leaders for every function in commercial**
- **Developed processes for gross to net calculation, inventory management, trade contracts, new training protocols, and consolidated commercial operations under one leader**
- **Enhanced promotional material review process**
- **Changed compensation for the sales force to be consistent with industry norms and capped the percentage of the bonus for SUBSYS**
- **Overhauled speaker programs**
  - Independent Consulting firm has pressure tested speaker program protocols and SOPs
  - Updated Fair Market Value – Established lower capped amount for each speaker
  - No sales representative involvement in the selection process
- **For the Syndros launch Insys took a conservative approach to physician targeting and promotional activities**
- **Insys employees no longer interact with insurance companies in connections with prior authorization (handled by accredited third party)**

Ariyapadi Krishnaraj
VP, Commercial



Eric Kizior
Sr. Director, Commercial Operations & Business Support



Brian Jennings
VP, Sales



Joseph Perri
Director, Pricing & Contracting (Managed Care)



Scott Harward
Director Training & Development



Ernest Fredericksen
Managed Care - Director, National Accounts (East)



Joel Moerer
Managed Care - Director, National Accounts (Central)



Slater Sparks
Managed Care - Director, National Accounts (West)



John Hofmann
Director of Marketing



Bill Langlois
Director - Distribution Channel Mgmt.

Recap of Significant Changes in Management and Employee Base Roughly 40% of total Insys employees have less tenure than CEO Key New Hires Replaced Chief Financial Officer and Corporate Controller 4 Vice Presidents:  Sales, Marketing/ Managed Markets, Clinical Development and Human Resources 3 Sr. Directors: Medical Affairs, Commercial Operations and Corporate Communications11 Directors: Distribution, Operations, Training & Development, Government Pricing, Managed Care (3), Environmental Health Sciences, Biostatistics, Analytical Development, Validation General Manager of Manufacturing for our in Round Rock, Texas 56 out of 113 current employees in sales have been hired in 2017 & 2018 ATTORNEY WORK PRODUCT – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FRE 408 AND  410FOIA EXEMPT BUSINESS CONFIDENTIAL/CONFIDENTIAL  COMMERCIAL AND FINANCIAL INFORMATION/ TRADE  SECRETS

Today's Objectives

INSYS THERAPEUTICS, INC.

Schedule	Agenda Item	Presenter
9:00am – 9:30am	❑ Introductions	All

9:30am – 11:00am	❑ An Overview of Insys
	  ❑ Background, New Vision & Strategic Plan
	  ❑ Board Reconstitution
	  ❑ Business Update
	    ❑ Stabilizing Subsys
	    ❑ Advancing Pipeline
		S. Motahari

11:00am – 11:30am	❑ Compliance Update	S. Emmanuel

11:30am – 12:00pm	❑ Corporate Governance Overview
	  ❑ Legal Proceedings Update
	  ❑ Board and Committees
	  ❑ SEC Reporting Obligations
	  ❑ Overview of Corporate Matters
	  ❑ Recently Adopted Clawback
	  ❑ Diligent Repository Website
		F. Del Fosse

12:00pm – 12:30pm	❑ Working Lunch and Q&A	All
12:30pm-1:00pm	❑ Voting Committee Deliberation	Voting Committee Members

ATTORNEY WORK PRODUCT – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FRE 408 AND 410
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11

In January 2017, Steve Meyer became Chairman of the Board Top two priorities were to oversee the following mission critical initiatives: Appoint new independent board members in order to reconstitute the board with new contributors and perspectives Hire an experienced pharma veteran as CEO who would diversify the commercial organization and implement a vision to take INSYS into the future In the spring of 2017, Insys hired Saeed Motahari as CEO (and as a member of our board) and also appointed our first new independent director in six years Currently the majority of directors have been on the Board a year or less Re-constitution of Board ATTORNEY WORK PRODUCT – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FRE 408 AND  410 FOIA EXEMPT BUSINESS CONFIDENTIAL/CONFIDENTIAL  COMMERCIAL AND FINANCIAL INFORMATION/ TRADE  SECRETS

Re-constitution of Board (cont.) Board Members Status Steve Meyer Chairman – Board of Directors (Continuing Director) Saeed Motahari – President & CEO New Board Member (April 2017) Rohit Vishnoi New Board Member (May 2017) Vaseem Mahboob New Board Member (February 2018) Trudy Vanhove New Board Member (April 2018) Pierre Lapalme Continuing Director Brian Tambi Continuing Director ATTORNEY WORK PRODUCT – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FRE 408 AND  410 FOIA EXEMPT BUSINESS CONFIDENTIAL/CONFIDENTIAL  COMMERCIAL AND FINANCIAL INFORMATION/ TRADE  SECRETS

Today's Objectives

INSYS THERAPEUTICS, INC.

Schedule	Agenda Item	Presenter
9:00am – 9:30am	☑ Introductions	All
9:30am – 11:00am	❑ An Overview of Insys ☑ Background, New Vision & Strategic Plan ☑ Board Reconstitution ❑ Business Update ☑ Stabilizing Subsys ❑ Advancing Pipeline	S. Motahari
11:00am – 11:30am	❑ Compliance Update	S. Emmanuel
11:30am – 12:00pm	❑ Corporate Governance Overview ❑ Legal Proceedings Update ❑ Board and Committees ❑ SEC Reporting Obligations ❑ Overview of Corporate Matters ❑ Recently Adopted Clawback ❑ Diligent Repository Website	F. Del Fosse
12:00pm – 12:30pm	❑ Working Lunch and Q&A	All
12:30pm-1:00pm	❑ Voting Committee Deliberation	Voting Committee Members

ATTORNEY WORK PRODUCT – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FRE 408 AND 410
FOIA EXEMPT BUSINESS CONFIDENTIAL/CONFIDENTIAL COMMERCIAL AND FINANCIAL INFORMATION/ TRADE SECRETS
24

Resolve Government Investigations & Rebuild Reputation 1 Strengthen the Foundation & Enhance Execution 2 Stabilize the Current Business 3 Advance and Develop Diverse Pipeline to Drive Future Growth 4 Subsys and TIRF Performance 2014 – 2017 Source: IMS ATTORNEY WORK PRODUCT – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FRE 408 AND  410 FOIA EXEMPT BUSINESS CONFIDENTIAL/CONFIDENTIAL  COMMERCIAL AND FINANCIAL INFORMATION/ TRADE  SECRETS 2014 2015 2016 2017 Subsys Prescriptions 33443 43404 31400 15189 TIRF Prescriptions94701 93859 72323 44709 annual change subsys +30% -28% -52% TIRF -1% -23% -38%

Subsys Market Share 2014 – 2017 Source: IMS Despite share loss, Subsys remains brand leader ATTORNEY WORK PRODUCT – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FRE 408 AND  410 FOIA EXEMPT BUSINESS CONFIDENTIAL/CONFIDENTIAL  COMMERCIAL AND FINANCIAL INFORMATION/ TRADE  SECRETS 2014 2015 2016 2017 Prescription share 35.3% 46.2% 43.4% 34.0% Unit share 35.6% 49.5% 48.9% 38.5%

Negative News Events Continue to Create Challenging Environment Q3 ’17 Q4 ’17 Q1 ’18 April Aug 31 2017 Arizona sues INSYS Oct 25, 2017 Founder Indicted – National News Oct 26, 2017 Rhode Isl., Dr. Rosenburg pleads guilty linked to INSYS Dec 21, 2017 North Carolina sues INSYS Feb 26, 2018 Michigan Dr. Auerbuch pleads guilty, 32 months in prison Mar 8, 2018 American Greed - National News Mar 18, 2018 New York – 5 HCPs Indicted -National News Mar 19, 2018 South Carolina Dr. Aathi Thiyaga indicted, linked to INSYS April 4, 2018 Florida INSYS Expose, 5 Articles Palm Beach FL July 12, 2017 New Hampshire, Chris Clough pleads guilty, ex-rep named. Oct 19, 2017 New Jersey, Dr. Sun Indicted linked to INSYS Feb 2, 2018 New York sues INSYS ATTORNEY WORK PRODUCT – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FRE 408 AND  410 FOIA EXEMPT BUSINESS CONFIDENTIAL/CONFIDENTIAL  COMMERCIAL AND FINANCIAL INFORMATION/ TRADE  SECRETS

SUBSYS® and TIRF Market Average Weekly TRxs and SUBSYS® share trend Average TRxs/Week 222 Source: TIRF REMS Source: IMS Average Weekly TRxs Average Weekly Subsys® Market Share Average TRxs/Week 169 Average TRxs/Week 588 Source: IMS Average Weekly TIRF Market TRxs Source: TIRF REMS ATTORNEY WORK PRODUCT – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FRE 408 AND  410 FOIA EXEMPT BUSINESS CONFIDENTIAL/CONFIDENTIAL  COMMERCIAL AND FINANCIAL INFORMATION/ TRADE  SECRETS 18/01/05 116   18/01/12 155    18/01/19 166    18/01/26 169    18/02/02 165    18/02/09 169    18/02/16 172    18/02/23 169    18/03/02 167    18/03/09 168    18/03/16 171    18/03/23 169    18/03/30 169   17/10/06 209   17/10/13 232    17/10/20 251    17/10/27 245    17/11/03 238    17/11/10 232    17/11/17 235    17/11/24 230    17/12/01 226    17/12/08 224    17/12/15 227    17/12/22 227    17/12/29 222        18/01/05 543      18/01/12 537     54318/01/19 568     53018/01/26 588     63218/02/02 583     64818/02/09 586     56018/02/16 590     60218/02/23 596     61818/03/02 587     63118/03/09 589     51618/03/16 589     60918/03/23 594     585      18/01/05 23.5%   18/01/12 26.0%   18/01/19 26.6%   18/01/26 28.0%   18/02/02 27.4%   18/02/09 27.3%   18/02/16 27.8%   18/02/23 27.7%   18/03/02 27.4%   18/03/09 27.3%   18/03/16 27.5%

Insys 2017 Revenue by Quarter (millions) Key managed care contracts in effect (Jan 18) Sales Force realignment went in effect (Jan 18) Significant Talent upgrade at SSP and DM levels Providing Patient Services Strategy to Stabilize Subsys® and Grow Syndros® ATTORNEY WORK PRODUCT – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FRE 408 AND  410 FOIA EXEMPT BUSINESS CONFIDENTIAL/CONFIDENTIAL  COMMERCIAL AND FINANCIAL INFORMATION/ TRADE  SECRETS Q1 Q2 Q3 Q4 Subsys 36.0 42.6 30.0 30.7 Syndros 0.0 0.0 0.7 0.8Total 36.0 42.6 30.7 31.5

INSYS Financial Snapshot Revenue (millions) Adjusted EBITDA (millions) Cash position at end of Q4 2017: $163.9M with no debt Gross margins of 85.3% Optimizing operating expenses while continuing to fund R&D ATTORNEY WORK PRODUCT – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FRE 408 AND  410 FOIA EXEMPT BUSINESS CONFIDENTIAL/CONFIDENTIAL  COMMERCIAL AND FINANCIAL INFORMATION/ TRADE  SECRETS Net product sales Series 2 Series 32012 15.476 4.4 22013 99.289 1.8 32014 219.092 2.8 52015 330.323  2016 242.275  2017 140.7   Adjusted EBITDA2012 -17.2712013 40.6322014 78.7812015 128.2812016 39.1232017 -36

Q4’17 & Full Year 2017 Financial Highlights Q4’17 Q4’16 2017 2016 Gross Revenue $46.1M $93.9M $205.1M $407.2M Net Revenue $31.5M $54.9M $140.7M $242.3M Gross Margin 85.4% 82.1% 85.3% 89.5% Sales & Marketing $7.1M $13.5M $48.9M $69.7M Research & Development $16.4M $15.5M $63.0M $73.9M General & Administrative $19.7M $15.8M $67.6M $62.1M Income Tax Expense (Benefit) $26.8M $0.3M $10.8M $0.8M Adjusted EBITDA* ($11.5M) $6.1M ($36.0M) $39.1M Liquidity (Cash & Investments) - - $163.9M $236.7M *Please see a reconciliation of our GAAP to Non-GAAP financials in our earnings release and 10-K ATTORNEY WORK PRODUCT – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FRE 408 AND  410 FOIA EXEMPT BUSINESS CONFIDENTIAL/CONFIDENTIAL  COMMERCIAL AND FINANCIAL INFORMATION/ TRADE  SECRETS

SUBSYS® - Use in Context of Overall Opioid Use Year Annual Number of Subsys Patients 1 Estimated Annual Number of Opioid Patients 2 Subsys Patients as % of all Patients on Opioids 2014 9,119 56,356,000 0.016% 2015 9,177 51,923,000 0.018% 2016 5,591 48,706,000 0.011% 2017 2,483 43,742,000 0.006% SOURCES: 1 – Subsys patient count as reported by TIRF REMS 2 – 2015 patient count based on data in HHS 2015 National Survey on Drug Use and Health (table 1.141A, page 458). Estimates for other years derived from 2015 data and national opioid Rxs as reported by Symphony Health. Even during the period of peak use, Subsys® share was extremely low Break through cancer pain is under treated in US. In Europe, while the use of Opioids is significantly lower than US, the Transmucosal Immediate Release Fentanyl (TIRF) utilization for cancer patients is ~12x times higher than US ATTORNEY WORK PRODUCT – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FRE 408 AND  410 FOIA EXEMPT BUSINESS CONFIDENTIAL/CONFIDENTIAL  COMMERCIAL AND FINANCIAL INFORMATION/ TRADE  SECRETS

SUBSYS® - Patient Count By State in Peak Year of Sales (2015) Nationwide total Subsys patient count of 9,177 which represents an estimate of less than 0.02% of total opioid patients Source: TIRF REMS ATTORNEY WORK PRODUCT – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FRE 408 AND  410 FOIA EXEMPT BUSINESS CONFIDENTIAL/CONFIDENTIAL  COMMERCIAL AND FINANCIAL INFORMATION/ TRADE  SECRETS STATE PATIENTS STATE PATIENTS STATE PATIENTS ALABAMA 353   KENTUCKY 52   NORTH DAKOTA 0 ALASKA 7   LOUISIANA 146   OHIO 432 ARIZONA 354   MAINE 1   OKLAHOMA 66 ARKANSAS 117   MARYLAND 101   OREGON 12 CALIFORNIA 1,291   MASSACHUSETTS 16   PENNSYLVANIA 280 COLORADO 225   MICHIGAN 169   RHODE ISLAND 8 CONNECTICUT 99   MINNESOTA 44   SOUTH CAROLINA 99 DELAWARE 159   MISSISSIPPI 115   SOUTH DAKOTA 1 DIST OF COLUMBIA 0   MISSOURI 102   TENNESSEE 230 FLORIDA 1,346   MONTANA 1   TEXAS 683 GEORGIA 265   NEBRASKA 2   UTAH 99 HAWAII 28   NEVADA 208   VERMONT 0 IDAHO 30   NEW HAMPSHIRE 23   VIRGINIA 126 ILLINOIS 186   NEW JERSEY 500   WASHINGTON 177 INDIANA 264   NEW MEXICO 2   WEST VIRGINIA 0 IOWA 1   NEW YORK 680   WISCONSIN 33 KANSAS 55   NORTH CAROLINA 117   WYOMING 1

Today's Objectives

INSYS THERAPEUTICS, INC.

Schedule	Agenda Item	Presenter
9:00am – 9:30am	☑ Introductions	All
9:30am – 11:00am	❑ An Overview of Insys ☑ Background, New Vision & Strategic Plan ☑ Board Reconstitution ❑ Business Update ☑ Stabilizing Subsys ❑ Advancing Pipeline	S. Motahari
11:00am – 11:30am	❑ Compliance Update	S. Emmanuel
11:30am – 12:00pm	❑ Corporate Governance Overview ❑ Legal Proceedings Update ❑ Board and Committees ❑ SEC Reporting Obligations ❑ Overview of Corporate Matters ❑ Recently Adopted Clawback ❑ Diligent Repository Website	F. Del Fosse
12:00pm – 12:30pm	❑ Working Lunch and Q&A	All
12:30pm-1:00pm	❑ Voting Committee Deliberation	Voting Committee Members

ATTORNEY WORK PRODUCT – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FRE 408 AND 410
FOIA EXEMPT BUSINESS CONFIDENTIAL/CONFIDENTIAL COMMERCIAL AND FINANCIAL INFORMATION/ TRADE SECRETS
24

Continued Commitment to R&D & Improving Patient Lives R&D Expense (millions) ~$250 million invested over the past 6 years in R&D pipeline to drive future growth 8 clinical trials completed in 2017 5 ongoing trials as of May 2018 (Epinephrine, Naloxone, CBD for Childhood Absence Epilepsy, Infantile Spasms, Prader-Willi Syndrome) 4a ATTORNEY WORK PRODUCT – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FRE 408 AND  410 FOIA EXEMPT BUSINESS CONFIDENTIAL/CONFIDENTIAL  COMMERCIAL AND FINANCIAL INFORMATION/ TRADE  SECRETS 2012 2013 2014 2015 2016 2017Total 6.3 8.5 33.1 56.8 73.9 63.0

Deep and Well Differentiated Pipeline

INSYS THERAPEUTICS, INC

	Drug Candidate	Disease State	Pre-Clinical	Phase 1	Phase 2	Phase 3	Submit	Approval
CANNABINOIDS	Cannabidiol Oral Solution (CBD)	(i) Childhood Absence Epilepsy	POC Initiated					
		(ii) Infantile Spasms	Phase 3 Initiated					
		(iii) Prader Willi Syndrome	POC Initiated			Fast Track Designation Granted Dec 2017		
	Dronabinol Inhalation	(i) Anorexia in Cancer Patients	In Dev					
		(ii) Agitation in Alzheimer's Disease	In Dev					
SPRAYS	Buprenorphine Sublingual Spray	Moderate to Severe Pain	Phase 3 Completed				NDA Accepted Dec 2017	
	Naloxone Nasal Spray	Opioid Overdose	PK Study Completed			End of Phase II FDA meeting Feb 2018		
	Epinephrine Nasal Spray	Anaphylaxis Reaction	POC Initiated					
	Buprenorphine / Naloxone Sublingual Spray	Opioid Dependence	In Dev					
	Rizatriptan Nasal Spray	Migraine	In Dev					

ATTORNEY WORK PRODUCT – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FRE 408 AND 410
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26

CBD: Infantile Spasms Orphan drug status granted: July 2015 Onset age: 1-24 months EEG shows hypsarrhythmia Cost of Trial: $7.8M in 2018 Phase 3 Actively Enrolling 40+ Sites (US and ex-US) ATTORNEY WORK PRODUCT – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FRE 408 AND  410 FOIA EXEMPT BUSINESS CONFIDENTIAL/CONFIDENTIAL  COMMERCIAL AND FINANCIAL INFORMATION/ TRADE  SECRETS

Seizures are usually staring spells during which the child is not aware or responsive Each seizure lasts about 10 to 20 seconds and ends abruptly These types of seizures account for 2% to 8% of people with epilepsy Primarily a genetic disorder 2 out of 3 children with childhood absence seizures respond to treatment. The seizures usually disappear by mid-adolescence Cost of Trial: $4.6M in 2018 Phase 2 Study Actively Enrolling CBD: Childhood Absence Epilepsy ATTORNEY WORK PRODUCT – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FRE 408 AND  410 FOIA EXEMPT BUSINESS CONFIDENTIAL/CONFIDENTIAL  COMMERCIAL AND FINANCIAL INFORMATION/ TRADE  SECRETS

CBD: Prader-Willi Syndrome Mutation in 15q11-13 (paternal) 25% mortality by age 18 Insatiable appetite Cost of Trial: $5.7 in 2018 Phase 2 Study Currently Enrolling ATTORNEY WORK PRODUCT – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FRE 408 AND  410 FOIA EXEMPT BUSINESS CONFIDENTIAL/CONFIDENTIAL  COMMERCIAL AND FINANCIAL INFORMATION/ TRADE  SECRETS

Epinephrine Nasal Spray Anaphylaxis is an acute, life-threatening systemic allergic reaction1 Occurs in about one in 50 pediatric & adult Americans1 Epinephrine is the most important medicine to give during a life-threatening anaphylaxis2 Current epinephrine products are all invasive auto-injectors / injectables Meaningful clinical opportunity for a potential nasal spray Cost of Trial: $1.1M in 2018 Source: (1) Asthma & Allergy Foundation of America (2) Symphony Health Solutions Proof of Concept Study Currently Enrolling 30 ATTORNEY WORK PRODUCT – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FRE 408 AND  410 FOIA EXEMPT BUSINESS CONFIDENTIAL/CONFIDENTIAL  COMMERCIAL AND FINANCIAL INFORMATION/ TRADE  SECRETS

Ongoing Insys Clinical Trials Compound Indication # of Patients 2018 Total Spend Total Cost of Project* CBD Infantile Spasms 190 $8.0M $15.8M CBD Childhood Absence Epilepsy 30 $4.6M $6.6M CBD Prader Willi 66 $5.7M $8.0M CBD Food Effect 24 $600k $600k CBD Refractory Epilepsy Expanded Access 23 Provide Drug Only Provide Drug Only Epinephrine Anaphylaxis Reaction 60 $900k $1.1M Naloxone Opioid Overdose 24 $600k $600k Syndros Inhalation Proof of Concept 24 $500k $500k Over 440 patients including adults and children are currently enrolling in active clinical trials *Excludes fixed costs, supplies and manufacturing ATTORNEY WORK PRODUCT – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FRE 408 AND  410 FOIA EXEMPT BUSINESS CONFIDENTIAL/CONFIDENTIAL  COMMERCIAL AND FINANCIAL INFORMATION/ TRADE  SECRETS

2017 Was An Exceptional Year for R&D Completed FDA filing of NDA for buprenorphine sublingual spray as investigational treatment for moderate-to-severe acute pain Initiated one Phase 2 and one Phase 3 clinical trial of CBD oral solution as investigational treatment for childhood absence epilepsy and infantile spasms, respectively Received “Fast Track” designation from FDA and initiated Phase 2 trial for CBD oral solution as investigational treatment for Prader-Willi syndrome Began patient enrollment in proof-of-concept study of epinephrine nasal spray as investigational treatment for anaphylaxis Completed PK study of naloxone nasal spray as investigational treatment for opioid overdose Conducted over 10 comprehensive medical/clinical development meetings with external Key Opinion Leaders to advance the pipeline ATTORNEY WORK PRODUCT – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FRE 408 AND  410 FOIA EXEMPT BUSINESS CONFIDENTIAL/CONFIDENTIAL  COMMERCIAL AND FINANCIAL INFORMATION/ TRADE  SECRETS

04/27/18 INSYS Therapeutics Initiates Phase 2 Clinical Trial of Cannabidiol (CBD) for Treatment of Prader-Willi Syndrome 04/26/18 INSYS Therapeutics and University of California (UC) San Diego Center for Medicinal Cannabis Research to Collaborate on Clinical Trial for Autism 04/18/18 INSYS Therapeutics to Advance Clinical Research of Dronabinol Inhalation Using Novel Breath-Actuated Device 03/02/18 INSYS Therapeutics Initiates Phase 3 Clinical Trial of Cannabidiol (CBD) Oral Solution for Treatment of Infantile Spasms Insys Pipeline Could Potentially Serve Many Patients with Significant Unmet Medical Needs 12/26/17 FDA Grants INSYS Therapeutics ‘Fast Track’ Designation for Cannabidiol (CBD) Oral Solution as Investigational Treatment for Prader-Willi Syndrome 12/19/17 INSYS Therapeutics Initiates Phase 2 Clinical Trial of Cannabidiol (CBD) Oral Solution for Treatment of Refractory Childhood Absence Epilepsy in Pediatric Patients 12/07/17 INSYS Therapeutics Starts Proof-of-Concept Study of Epinephrine Nasal Spray for Anaphylaxis 12/06/17 FDA Accepts New Drug Application (NDA) for Buprenorphine Sublingual Spray from INSYS Therapeutics 10/09/17 INSYS Therapeutics Extends ‘Compassionate Use’ Studies of Cannabidiol (CBD) for Refractory Pediatric Epilepsy 10/03/17 INSYS Therapeutics Completes Pharmacokinetics (PK) Study of Intranasal Naloxone for Opioid Overdose 09/29/17 INSYS Therapeutics Files New Drug Application (NDA) for Buprenorphine Sublingual Spray with FDA 2018 YTD (January–April) 2017 Q2–Q4 (April–December) Recent R&D Related External Announcements ATTORNEY WORK PRODUCT – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FRE 408 AND  410 FOIA EXEMPT BUSINESS CONFIDENTIAL/CONFIDENTIAL  COMMERCIAL AND FINANCIAL INFORMATION/ TRADE  SECRETS

Upcoming Data from Clinical Trials Could Bring Relief to Many Pediatric & Adult Patients

INSYS THERAPEUTICS, INC

Drug Candidate	Indication	Dispensing Method	Most Recent Project	Upcoming Milestone
Epinephrine	Anaphylaxis	Nasal Spray	• Initiated proof-of-concept study	Expected data read end of Q2 2018
Naloxone	Opioid Overdose	Nasal Spray	• Completed PK study	NDA Filling - Dec
Dronabinol Inhalation	• Anorexia in Cancer Patients • Agitation in Alzheimer's	Inhalation Device	• Filed IND (March 2018) • Initiating Proof of Concept PK study (healthy subjects)	Study initiation Q3 2018 with expected data read in Q4 2018
Cannabidiol Oral Solution (CBD)	Childhood Absence Epilepsy	Oral Solution	• Initiated Phase 2 study	Expected data read in Q4 2018
Cannabidiol Oral Solution (CBD)	Infantile Spasms	Oral Solution	• Initiated Phase 3 study	Study initiation March 2018 with expected data read in Q2 2019
Cannabidiol Oral Solution (CBD)	Prader-Willi Syndrome	Oral Solution	• Initiated Phase 2 study • Received fast track designation (Dec 2017)	Study initiation April 2018 with expected data read in Q4 2019
Buprenorphine	Acute Pain	Sublingual Spray	• Filed NDA (Dec 2017) • Submitted safety data (Jan 2018)	PDUFA date in Q3 2018

ATTORNEY WORK PRODUCT – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FRE 408 AND 410
FOIA EXEMPT BUSINESS CONFIDENTIAL/CONFIDENTIAL COMMERCIAL AND FINANCIAL INFORMATION/TRADE SECRETS

34

Cannabidiol Clinical Trial Collaborations 35 ATTORNEY WORK PRODUCT – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FRE 408 AND  410 FOIA EXEMPT BUSINESS CONFIDENTIAL/CONFIDENTIAL  COMMERCIAL AND FINANCIAL INFORMATION/ TRADE  SECRETS Childhood Schizophrenia/Early Psychosis Orphan Drug Designation Meeting with National Institute of Mental Heath (NIMH) for possible collaboration and co-funding Addiction Meeting with National Institute on Drug Abuse (NIDA) and National Institute on Alcohol Abuse and Alcoholism (NIAAA) for possible collaboration and co-funding Post Traumatic Stress Disorder (PTSD) Letter sent to DOD for collaboration on a study within the VA system Autism Collaborating with the Center for Medicinal Cannabis Research (CMCR) University of California San Diego School of Medicine Center

Pipeline Priorities & Valuation CBD Epinephrine THC Inhalation Buprenorphine/Naloxone Buprenorphine Naloxone Rizatriptan Epinephrine* THC Inhalation* CBD* Bup Naloxone* Bup Naloxone Rizatriptan Investment2 High Low Early Late Pipeline Project Assessment1 Development Stage3 Notes: (1) Pipeline assets have been prioritized after an assessment of investment, project progress and market attractiveness (represented by bubble size) (2) Investment refers to projected remainder development costs (3) Project status as of December 2017 Market Potential Ranking Medium to high market opportunity* Low to medium market opportunity ATTORNEY WORK PRODUCT – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FRE 408 AND  410 FOIA EXEMPT BUSINESS CONFIDENTIAL/CONFIDENTIAL  COMMERCIAL AND FINANCIAL INFORMATION/ TRADE  SECRETS

Current Clinical Development Priorities 37 Current Focus Cannabidiol Infantile Spasms Childhood Absence Epilepsy Prader-Willi Syndrome SYNDROS Inhalation Proof of Concept Sprays Naloxone Buprenorphine Acute Epinephrine Additional Focus Cannabidiol Addiction Post Traumatic Stress Disorder (PTSD) SYNDROS Anorexia in Cancer Agitation in Alzheimer’s Sprays Buprenorphine/Naloxone Rizatriptan ATTORNEY WORK PRODUCT – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FRE 408 AND  410 FOIA EXEMPT BUSINESS CONFIDENTIAL/CONFIDENTIAL  COMMERCIAL AND FINANCIAL INFORMATION/ TRADE  SECRETS

State of the Art Manufacturing Facilities in Texas

INSYS THERAPEUTICS, INC

- **Facilities**
  - Paloma Plant – 8,000 square feet for cannabinoid API[1]
  - Oakmont Plant – 83,000 square feet for cannabinoid API and finished drug product
  - Spent $14M expanding manufacturing facility in 2017
  - CBD manufacturing process optimized to improve cost and yield
- **Equipment**
  - Process technology developed and IP is owned by INSYS
  - On-site research group improving capacity, yield and purity of the CBD synthesis
  - Two commercial scale equipment chains located in Paloma and Oakmont Plants
- **People**
  - Strong leadership team with solid experience in pharmaceutical API production leading about 50 fully trained employees







(1) Active Pharmaceutical Ingredient

ATTORNEY WORK PRODUCT – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FRE 408 AND 410
FOIA EXEMPT BUSINESS CONFIDENTIAL/CONFIDENTIAL COMMERCIAL AND FINANCIAL INFORMATION/ TRADE SECRETS

38

Summary The new Vision & Strategy have been operationalized Clarity & alignment around priorities Talent and capabilities have been upgraded across functional areas Structures optimized (Sales Force, Commercial Operations, Finance ) A plan is in place to continue to optimize spending 2018 Operational priorities: DOJ settlement Advancing priority programs in R&D on schedule Stabilizing SUBSYS and growing SYNDROS in 1H Continue to optimize operating expenses Preparation for CIA implementation ATTORNEY WORK PRODUCT – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FRE 408 AND  410 FOIA EXEMPT BUSINESS CONFIDENTIAL/CONFIDENTIAL  COMMERCIAL AND FINANCIAL INFORMATION/ TRADE  SECRETS

Today's Objectives

INSYS THERAPEUTICS, INC.

Schedule	Agenda Item	Presenter
9:00am – 9:30am	☑ Introductions	All
9:30am – 11:00am	☑ An Overview of Insys ☑ Background, New Vision & Strategic Plan ☑ Board Reconstitution ☑ Business Update ☑ Stabilizing Subsys ☑ Advancing Pipeline	S. Motahari
11:00am – 11:30am	❑ Compliance Update	S. Emmanuel
11:30am – 12:00pm	❑ Corporate Governance Overview ❑ Legal Proceedings Update ❑ Board and Committees ❑ SEC Reporting Obligations ❑ Overview of Corporate Matters ❑ Recently Adopted Clawback ❑ Diligent Repository Website	F. Del Fosse
12:00pm – 12:30pm	❑ Working Lunch and Q&A	All
12:30pm-1:00pm	❑ Voting Committee Deliberation	Voting Committee Members

ATTORNEY WORK PRODUCT – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FRE 408 AND 410
FOIA EXEMPT BUSINESS CONFIDENTIAL/CONFIDENTIAL COMMERCIAL AND FINANCIAL INFORMATION/ TRADE SECRETS

40

Ethical Behavior and Compliance Underpins Our Company Culture 1 2 3 ATTORNEY WORK PRODUCT – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FRE 408 AND  410 FOIA EXEMPT BUSINESS CONFIDENTIAL/CONFIDENTIAL  COMMERCIAL AND FINANCIAL INFORMATION/ TRADE  SECRETS Set a New Tone and Expectations Reviewed Compliance Practices Revised Corporate Goals Speaker Program Promotional Materials SOPs and Monitoring Process Governance Training Incentive Program Compliance was the underpinning of 2017/18 goals Communicated and endorsed by the board Emphasis on values and compliance

Alignment with OIG’s 7 Elements Guidance of an Effective Compliance Program Compliance Program Structure Written Policies Designating a Compliance Officer & Committee Conducting Effective Training & Education Developing Effective Lines of Communication Conducting Internal Monitoring & Auditing Enforcing Standards Through Well Publicized Disciplinary Guidelines Responding Promptly to Detected Problems & Undertaking Corrective Actions Continual Risk Assessment: Call List Review & Certification Third Party Validation of INSYS Compliance Program Controls ATTORNEY WORK PRODUCT – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FRE 408 AND  410 FOIA EXEMPT BUSINESS CONFIDENTIAL/CONFIDENTIAL  COMMERCIAL AND FINANCIAL INFORMATION/ TRADE  SECRETS

Written Policies and Procedures INSYS COMPLIANCE-OWNED POLICIES AND PROCEDURES INSYS Code of Conduct Off-Label Information SOP INSYS Speaker Bureau SOP Displays, Exhibits & Medical Booths SOP Investigations SOP Anticorruption & Anti-bribery SOP Discipline & Enforcement SOP Conflict of Interest Policy Non-Retaliation SOP Health Insurance Portability & Accountability Act (HIPAA) SOP Fair Market Value Methodology SOP HCP Background & Ongoing Compliance Checks SOP Interactions with Healthcare Professionals SOP Retention & Destruction of Marketing Materials SOP Grants & Contributions SOP Patient Services Phone Monitoring SOP HCP Vetting SOP Specialty Pharmacy Interactions SOP Medical Science Liasion SOP Subsys Call Plan Creation & Maintenance SOP Adverse Events SOP INSYS Corporate Compliance Training SOP HCP Cap Analysis SOP Interactions with Patient Advocacy Groups SOP ATTORNEY WORK PRODUCT – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FRE 408 AND  410 FOIA EXEMPT BUSINESS CONFIDENTIAL/CONFIDENTIAL  COMMERCIAL AND FINANCIAL INFORMATION/ TRADE  SECRETS

INSYS Field Personnel New Hire Training

INSYS THERAPEUTICS, INC.

Compliance Training		
Home Study Modules	**Live Training at Corporate Office**	**Product Label & Certification**
INSYS Code of Conduct	Proper Interactions with HCPs	Extensive Products Label Training
HIPAA	PhRMA Code Standards & Guidelines	Proper use of Marketing Materials
Anti-kickback & Anti-bribery Review	Speaker Program Planning & Execution	Proper use of Medical Information Request Form
Conducting Business with Ethics & Values	Speaker Bureau Recruitment Process	Written Assessment Requiring at least 80% Passing Grade
On-label Promotion	Ethics Reporting	Role-play Assessment Component
Responsible Communication	Patient Assistance Programs	Final Certification performed with Compliance personnel present
Sunshine Act Responsibilities	Product Support Services	
Ethics Reporting	Anti-kickback & Anti-bribery Review	
Helpline & Non-Retaliation	Adherence to the *Sunshine Act*	
Adverse Event Reporting & Drug Safety	On-Label Promotion	
	Expense Reporting	
	Meal Caps	

ATTORNEY WORK PRODUCT – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FRE 408 AND 410
FOIA EXEMPT BUSINESS CONFIDENTIAL/CONFIDENTIAL COMMERCIAL AND FINANCIAL INFORMATION/TRADE SECRETS

44

17 Quarterly Training Programs Offered in 2016-17

INSYS THERAPEUTICS, INC.

Quarter	Training	Date Assigned	Audience
1 2016	On-Label Promotion	1-Mar-16	Sales, Marketing
1 2016	Whistleblowing: Raising Concerns	15-Mar-16	INSYS All
2 2016	HIPAA Privacy & Security for Sales Representatives	1-Jun-16	Sales
2 2016	INSYS Code of Conduct: Annual Certification	28-Jun-16	INSYS All
3 2016	Helplines & Non Retaliation: Making the Call	27-Sep-16	INSYS All
3 2016	Demonstrating Corporate Integrity – Kickbacks: The Push for Market Share	27-Sep-16	INSYS All
4 2016	Conflicts of Interests in Clinical Trials	8-Dec-16	Medical Affairs, Clinical
4 2016	On-Label Promotion	8-Dec-16	Sales, Marketing
4 2016	Anti-Bribery Incentives & Benefits	8-Dec-16	INSYS All
4 2016	HIPAA: Protecting Patients' Health Information	8-Dec-16	PSC Employees
1 2017	Annual HIPAA	1-Mar-17	All Corporate Employees
1 2017	INSYS Code of Conduct: Annual Certification	1-Mar-17	INSYS All
2 2017	On-Label Promotion	1-May-17	Sales, Marketing
2 2017	Conducting Business with Ethics & Values	1-May-17	INSYS All
2 2017	Adverse Events Reporting & Drug Safety	1-May-17	INSYS All
3 2017	Responsible Communication	12-Jul-17	INSYS All
3 2017	Complying with the Physician Payment *Sunshine Act*	12-Jul-17	INSYS All

ATTORNEY WORK PRODUCT – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FRE 408 AND 410
FOIA EXEMPT BUSINESS CONFIDENTIAL/CONFIDENTIAL COMMERCIAL AND FINANCIAL INFORMATION/ TRADE SECRETS

45

Conducting Effective Training & Education Mandatory Companywide Annual Compliance Training: Code of Conduct: Best Practices HIPAA Privacy & Security Helpline and Non-Retaliation: Making the Call On-Label Promotion Anti-bribery & Anti-corruption Adverse Event Reporting and Drug Safety Responsible Communication Complying with The Physician Payment Sunshine Act Ethics Reporting ATTORNEY WORK PRODUCT – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FRE 408 AND  410 FOIA EXEMPT BUSINESS CONFIDENTIAL/CONFIDENTIAL  COMMERCIAL AND FINANCIAL INFORMATION/ TRADE  SECRETS

Developing Effective Lines of Communication Ethics reporting hotline and web portal available Option to report anonymously Open door policy that is well publicized to the entire company Compliance is involved in every all Salesforce conference calls and periodically attends sales management calls Compliance participates in weekly commercial meetings with upper and executive management teams The Chief Compliance Officer and members of the Compliance department regularly work in the field with the salesforce to ensure presence and open lines of communication ATTORNEY WORK PRODUCT – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FRE 408 AND  410 FOIA EXEMPT BUSINESS CONFIDENTIAL/CONFIDENTIAL  COMMERCIAL AND FINANCIAL INFORMATION/ TRADE  SECRETS

Conducting Internal Monitoring & Auditing: Promotional Practices Promotional Speaker Programs & Field Ride-alongs ~20% monitored by INSYS Compliance Department Personnel and/or independent third party vendor. Expense Reporting Audits Accuracy with Sunshine Act Reporting (~20%) Call List Review Performed annually or as deemed necessary and in accordance with some State’s Assurances of Voluntary Compliance Agreements HCP Consultant Background Checks Clinical Compliance Engaged independent third party to perform regular reviews of clinical trial practices and protocols ATTORNEY WORK PRODUCT – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FRE 408 AND  410 FOIA EXEMPT BUSINESS CONFIDENTIAL/CONFIDENTIAL  COMMERCIAL AND FINANCIAL INFORMATION/ TRADE  SECRETS

Enforcing Standards Through Well Publicized Disciplinary Guidelines Company personnel are familiar with expectations of them in their day-to-day business responsibilities The compliance department sends regular reminders regarding specific controls to specific audience for reinforcement purposes Any reported potential compliance violation is thoroughly investigated Consistent and progressive disciplinary action is taken as necessary Disciplinary progression matrix is published, as necessary and where applicable, to ensure awareness by employees ATTORNEY WORK PRODUCT – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FRE 408 AND  410 FOIA EXEMPT BUSINESS CONFIDENTIAL/CONFIDENTIAL  COMMERCIAL AND FINANCIAL INFORMATION/ TRADE  SECRETS

Responding Promptly to Detected Problems and Undertaking Corrective Action Potential compliance violations are investigated based on the SOP which governs such issues The protocol is to commence an investigation within 24 hours All identified relevant parties are thoroughly investigated Human Resources and the Legal department are notified and/or included in the investigation as necessary Corrective action is imposed as necessary In some instances, the detected problem results in change of business processes and re-training of specific personnel population or termination ATTORNEY WORK PRODUCT – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FRE 408 AND  410 FOIA EXEMPT BUSINESS CONFIDENTIAL/CONFIDENTIAL  COMMERCIAL AND FINANCIAL INFORMATION/ TRADE  SECRETS

Continual Risk Assessment: Call List Review Performed annually or as deemed necessary and in accordance with some State’s Assurances of Voluntary Compliance Agreements Ensures the company is calling on the right specialties Only call on HCPs already treating appropriate patients for the product(s) indication(s) Has similar protocol for adding a HCP onto the Call Lists Compliance reviews before a HCP is added to a Call List Sales Force trained on detecting red flags for HCPs who may need to be removed from the Call List Compliance investigates and makes a determination Removes HCPs in an ongoing basis who are deemed inappropriate to call on ATTORNEY WORK PRODUCT – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FRE 408 AND  410 FOIA EXEMPT BUSINESS CONFIDENTIAL/CONFIDENTIAL  COMMERCIAL AND FINANCIAL INFORMATION/ TRADE  SECRETS

Third Party Compliance Program Validation Engaged independent third party to pressure-test compliance controls focusing on: Healthcare professionals (HCP) interactions HCP engagement procedures and protocols INSYS Speaker programs administration and monitoring protocols Protocols governing Fair Market Value payments to HCPs Patient support programs protocols Marketing materials and protocols for reviewing them Protocols in place to ensure compliant promotion of INSYS products Training program ATTORNEY WORK PRODUCT – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FRE 408 AND  410 FOIA EXEMPT BUSINESS CONFIDENTIAL/CONFIDENTIAL  COMMERCIAL AND FINANCIAL INFORMATION/ TRADE  SECRETS

Compliance Program Validation The Process and Outcome: Provided policies, SOPs and supporting documentations for review Visited INSYS to interview live specific individuals from various departments Pressure-tested controls and protocols Process was in two stages Received a final report indicating that we have optimal controls and protocols from a compliance perspective ATTORNEY WORK PRODUCT – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FRE 408 AND  410 FOIA EXEMPT BUSINESS CONFIDENTIAL/CONFIDENTIAL  COMMERCIAL AND FINANCIAL INFORMATION/ TRADE  SECRETS

Compliance Summary INSYS has incorporated the OIG recommended 7 elements into its corporate compliance program The components provide a strong foundation for the compliance program The compliance program governs all facets of INSYS business activities, from promotional, to non-promotional, to clinical trial activities Strong mechanisms and protocols have been implemented to ensure that the commercialization of currently approved products adhere to a best-in-class compliance standards Similar mechanisms and protocols will be applied to the launch and commercialization of all future products ATTORNEY WORK PRODUCT – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FRE 408 AND  410 FOIA EXEMPT BUSINESS CONFIDENTIAL/CONFIDENTIAL  COMMERCIAL AND FINANCIAL INFORMATION/ TRADE  SECRETS

Today's Objectives

INSYS THERAPEUTICS, INC.

Schedule	Agenda Item	Presenter
9:00am – 9:30am	☑ Introductions	All
9:30am – 11:00am	☑ An Overview of Insys ☑ Background, New Vision & Strategic Plan ☑ Board Reconstitution ☑ Business Update ☑ Marketed products ☑ Advancing Pipeline	S. Motahari
11:00am – 11:30am	☑ Compliance Update	S. Emmanuel
11:30am – 12:00pm	❑ Corporate Governance Overview ❑ Legal Proceedings Update ❑ Board and Committees ❑ SEC Reporting Obligations ❑ Overview of Corporate Matters ❑ Recently Adopted Clawback ❑ Diligent Repository Website	F. Del Fosse
12:00pm – 12:30pm	❑ Working Lunch and Q&A	All
12:30pm-1:00pm	❑ Voting Committee Deliberation	Voting Committee Members

ATTORNEY WORK PRODUCT – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FRE 408 AND 410
FOIA EXEMPT BUSINESS CONFIDENTIAL/CONFIDENTIAL COMMERCIAL AND FINANCIAL INFORMATION/ TRADE SECRETS

55

Legal Proceedings Update Our litigation challenges fall into 6 basic categories*: DOJ/OIG Investigation Two Securities Class Actions and One Derivative Case State AG Investigations 20 total 4 resolved 5 ongoing lawsuits Prescription Opioid Litigation with States, Counties and Cities Over 150 prescription opioid lawsuits Payor/Insurance Company Litigation 2 pending lawsuits with one resolved Patient Litigation 14 patient lawsuits *This is not a full summary of our legal proceedings. Please see the Legal Proceedings section of our Annual Report on Form 10-K filed with the Securities and Exchange Commission ATTORNEY WORK PRODUCT – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FRE 408 AND  410 FOIA EXEMPT BUSINESS CONFIDENTIAL/CONFIDENTIAL  COMMERCIAL AND FINANCIAL INFORMATION/ TRADE  SECRETS

Board of Directors and Committees Board of Directors Staggered Board with seven current members Divided into 3 classes Chairman (Meyer) and CEO (Motahari) roles are separate for good corporate governance Board Committees Five Standing Committees Audit: Meyer (Chair), Mahboob, Tambi and Vishnoi Compensation: Vishnoi (Chair), Lapalme and Meyer Compliance: Lapalme (Chair), Meyer Nominating & Corporate Governance: Lapalme (Chair) and Vishnoi Science & R&D: Tambi (Chair), Motahari, Vanhove and Vishnoi Each Committee (other than Science and R&D Committee) has a charter posted on the company’s website that governs its operations and authority ATTORNEY WORK PRODUCT – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FRE 408 AND  410 FOIA EXEMPT BUSINESS CONFIDENTIAL/CONFIDENTIAL  COMMERCIAL AND FINANCIAL INFORMATION/ TRADE  SECRETS

SEC Reporting Obligations Insys IPO in May 2013 Common stock (Company’s only voting stock) publicly traded on the Nasdaq Stock Exchange (INSY) As a publicly traded company, we have reporting requirements to keep stockholders and the markets informed Reports filed with the Securities and Exchange Commission can be viewed by the public on the SEC EDGAR website or our company’s website The required reports include an Annual Report on Form 10-K (filed on March 12, 2018), Quarterly Reports on Form 10Q and Current Periodic Reports on Form 8-K ATTORNEY WORK PRODUCT – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FRE 408 AND  410 FOIA EXEMPT BUSINESS CONFIDENTIAL/CONFIDENTIAL  COMMERCIAL AND FINANCIAL INFORMATION/ TRADE  SECRETS

Overview of Corporate Matters Insys Basic Corporate Structure: Incorporated under the laws of the State of Delaware Currently has four subsidiaries, with the company currently reviewing its corporate structure: Insys Pharma Inc.: Sales and Distribution and Marketing Insys Development Company, Inc.: IP, R&D, Clinical and Regulatory Insys Manufacturing LLC: Manufacturing IPSC, LLC: Operational ATTORNEY WORK PRODUCT – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FRE 408 AND  410 FOIA EXEMPT BUSINESS CONFIDENTIAL/CONFIDENTIAL  COMMERCIAL AND FINANCIAL INFORMATION/ TRADE  SECRETS

Overview of Corporate Matters (cont.) Organizational Documents Certificate of Incorporation: Directors’ liability for monetary damages eliminated to the fullest extent under applicable law. Provides for the Company to issue is 110,000,000 shares: 100,000,000 of Common Stock, par value of $0.01 (As of April 12, 2018, 73,808,793 shares of common stock outstanding) 10,000,000 of Preferred Stock, par value of $0.001 (no issued or outstanding) Bylaws: Contains exclusive Delaware forum provision for litigation Provides for indemnification of directors and officers to the extent not prohibited by Delaware law or any other applicable law and allows for indemnification contracts Board may act by unanimous written consent (without meeting) but stockholders must hold a special meeting ATTORNEY WORK PRODUCT – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FRE 408 AND  410 FOIA EXEMPT BUSINESS CONFIDENTIAL/CONFIDENTIAL  COMMERCIAL AND FINANCIAL INFORMATION/ TRADE  SECRETS

Recent Adoption of Clawback In April 2018, our Compensation Committee adopted a comprehensive compensation clawback policy for all employees. Under policy, the Company will review and determine whether to seek recoupment of bonus awards (and other incentive compensation if applicable and appropriate) paid, granted or awarded to employees if, in the Company’s judgment: (i) the employee commits fraud or other intentional misconduct resulting in a material violation of law or Company policy that causes significant financial or criminal harm to the Company, or (ii) in the case of a supervisory role, the employee commits fraud or is negligent in failing in his or her responsibility to manage or monitor conduct or risks which resulted in the misconduct set forth in clause (i). In the instance of a recoupment decision, the Company will use reasonable efforts to seek to recover any bonus awards (or other incentive compensation if applicable and appropriate) paid to the applicable employee in excess of the amount that would have been paid had the material violation, fraud or intentional misconduct not occurred. The Company will disclose the circumstances of any recoupment of compensation from any “executive officer” (as such term may defined under the Exchange Act or Regulation S-K) under the amended policy to the extent that: (i) it is required by law or regulation, or (ii) the Board determines that disclosure would be in the best interest of the Company and its shareholders. ATTORNEY WORK PRODUCT – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FRE 408 AND  410 FOIA EXEMPT BUSINESS CONFIDENTIAL/CONFIDENTIAL  COMMERCIAL AND FINANCIAL INFORMATION/ TRADE  SECRETS

Today's Objectives

INSYS THERAPEUTICS, INC.

Schedule	Agenda Item	Presenter
9:00am – 9:30am	☑ Introductions	All
9:30am – 11:00am	☑ An Overview of Insys ☑ Background, New Vision & Strategic Plan ☑ Board Reconstitution ☑ Business Update ☑ Marketed products ☑ Advancing Pipeline	S. Motahari
11:00am – 11:30am	☑ Compliance Update	S. Emmanuel
11:30am – 12:00pm	☑ Corporate Governance Overview ❑ Legal Proceedings Update ❑ Board and Committees ❑ SEC Reporting Obligations ❑ Overview of Corporate Matters ❑ Recently Adopted Clawback ❑ Diligent Repository Website	F. Del Fosse
12:00pm – 12:30pm	❑ Working Lunch and Q&A	All
12:30pm-1:00pm	❑ Voting Committee Deliberation	Voting Committee Members

ATTORNEY WORK PRODUCT – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FRE 408 AND 410
FOIA EXEMPT BUSINESS CONFIDENTIAL/CONFIDENTIAL COMMERCIAL AND FINANCIAL INFORMATION/ TRADE SECRETS

62

Q&A ATTORNEY WORK PRODUCT – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FRE 408 AND  410 FOIA EXEMPT BUSINESS CONFIDENTIAL/CONFIDENTIAL  COMMERCIAL AND FINANCIAL INFORMATION/ TRADE  SECRETS

Today's Objectives

INSYS THERAPEUTICS, INC.

Schedule	Agenda Item	Presenter
9:00am – 9:30am	☑ Introductions	All
9:30am – 11:00am	☑ An Overview of Insys ☑ Background, New Vision & Strategic Plan ☑ Board Reconstitution ☑ Business Update ☑ Marketed products ☑ Advancing Pipeline	S. Motahari
11:00am – 11:30am	☑ Compliance Update	S. Emmanuel
11:30am – 12:00pm	☑ Corporate Governance Overview ❑ Legal Proceedings Update ❑ Board and Committees ❑ SEC Reporting Obligations ❑ Overview of Corporate Matters ❑ Recently Adopted Clawback ❑ Diligent Repository Website	F. Del Fosse
12:00pm – 12:30pm	☑ Working Lunch and Q&A	All
12:30pm-1:00pm	❑ Voting Committee Deliberation	Voting Committee Members

ATTORNEY WORK PRODUCT – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FRE 408 AND 410
FOIA EXEMPT BUSINESS CONFIDENTIAL/CONFIDENTIAL COMMERCIAL AND FINANCIAL INFORMATION/ TRADE SECRETS

64